UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2016

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10

CH-8105 Regensdorf, Switzerland

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Endurance Exploration Provides an Operational Update for Shareholders

August 23, 2016. Clearwater, FL-Endurance Exploration Group (OTCQB: EXPL) is pleased to provide the following update to our shareholders.

While our focus on deep water targets that can be commercially exploited remains our principal focus, we continue to expand our potential portfolio of viable shipwreck sites.

  Endurance has established a small survey team that is actively investigating non-United States shallow-water locations, and they have surveyed a number of sites over the last 60 days.  The potential addition of multiple shallow water sites may provide a low-cost expansion of our shipwreck site portfolio.

Specifically, we have identified three locations with the code name Hawky #1, Hawky #2 and Hawky #3.  All artifacts located on site were left in-situ, and we will begin discussions with appropriate governmental officials on receiving non-U.S. salvage rights and permissions.

We have uploaded videos of each site to our Facebook page:

https://www.facebook.com/EnduranceExplorationGroup

A brief description about the sites:

Hawky #1- Video of unidentified shipwreck of unknown age shows a large area of debris, including unidentified ballast or cargo of metal ingots and other artifacts;

Hawky #2- Video of unidentified shipwreck of unknown age shows remains of a large, wooden vessel;

Hawky #3- Video of unidentified shipwreck of unknown age provides views of several cannon and artifacts;

Vice President of Shareholder Relations, Keith Holloway says “We will continue to provide periodic updates on our expanding shallow water strategy, progress on deep-water targets, as well as our current equity offering.  This is an exciting time at EXPL, and we are looking forward to sharing future developments”

More information about Endurance is available at the following:

Keith@EEXPL.com

http://www.eexpl.com/

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K and the attached press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will," or "plans" to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K and in the attached press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated. The information contained in this release is as of August 23, 2016. Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this Form 8-K and attached press release as the result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance Exploration Group, Inc.
Dated: August 23, 2016	By:	/s/ MICAH ELDRED
Name: Micah Eldred Title: President and Chief Executive Officer

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